UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2003

ULTIMATE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22532	84-0585211
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (303) 412-2500

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 26, 2003, Ultimate Electronics, Inc. issued a press release announcing its operating results for its third fiscal quarter and nine months ended October 31, 2003.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.
(Registrant)

Date: November 26, 2003	By:	/s/ ALAN E. KESSOCK
Alan E. Kessock, Senior Vice President — Finance and Administration and Chief Financial Officer